                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                                   FORM 8-K


               CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934



     Date of Report (Date of earliest event reported):  November 11, 1999



                               THE PANTRY, INC.
            (Exact name of registrant as specified in its charter)

         Delaware                       33-72574                56-1574463
(State or other jurisdiction      (Commission File No.)      (I.R.S. Employer
     of incorporation)                                    Identification Number)


       1801 Douglas Drive, P.O. Box 1410, Sanford, North Carolina 27330
                   (Address of principal executive offices)


                                (919) 774-6700
             (Registrant's telephone number, including area code)



                                      N/A
         (Former name or former address, if changed since last report)


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ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS.

     On November 11, 1999, The Pantry, Inc. (the "Company") acquired 100% of the outstanding capital stock of Kangaroo, Inc. ("Kangaroo") from Michael F. Mansfield. Kangaroo is a leading operator of convenience stores located in Georgia, operating forty-nine (49) stores in that state. The purchase price was $46,500,000 in cash, subject to certain working capital and other adjustments. The Company intends to continue to operate the assets of Kangaroo as they have historically been operated. The source of funds for the acquisition was borrowings under the Company's credit facility, as amended, and cash on hand.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

     (a)  FINANCIAL STATEMENTS OF BUSINESS ACQUIRED

       The audited financial statements of Kangaroo as of and for the two-year period ended October 31, 1999, and the Notes thereto, will be provided by amendment within 60 days from the date of this report.

     (b)  PRO FORMA FINANCIAL INFORMATION

       Unaudited pro forma financial statements of the Company and Kangaroo for the year ended September 30, 1999 will be provided by amendment within 60 days from the date of this report. The unaudited pro forma statement of operations for the year ended September 30, 1999 will include the Company's statement of operations for the year ended September 30, 1999 and Kangaroo's statement of operations for the year ended October 31, 1999.

     (c)  EXHIBITS


Exhibit No.    Description of Exhibit
-----------    ----------------------

     2.1 Stock Purchase Agreement dated as of September 24, 1999 between Michael F. Mansfield and The Pantry, Inc.

     2.2 List of Exhibits and Schedules omitted from the Stock Purchase Agreement referenced in Exhibit 2.1 hereof

     2.3 Letter Agreement dated October 7, 1999 between Michael F. Mansfield and The Pantry, Inc. amending the Stock Purchase Agreement referenced in Exhibit 2.1 hereof
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                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

     Date:  November 24, 1999

                                    THE PANTRY, INC.


                                By: /s/ William T. Flyg
                                    ---------------------------
                                    William T. Flyg
                                    Senior Vice President Finance and Secretary


                                 EXHIBIT INDEX

Exhibit No.    Description of Exhibit
-----------    ----------------------

2.1 Stock Purchase Agreement dated as of September 24, 1999 between Michael F. Mansfield and The Pantry, Inc.

2.2 List of Exhibits and Schedules omitted from the Purchase Agreement referenced in Exhibit 2.1 hereof

2.3            Letter Agreement dated October 7, 1999 between Michael F.
               Mansfield and The Pantry, Inc. amending the Stock Purchase Agreement referenced in Exhibit 2.1 hereof